UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

UFP Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12648	04-2314970
(Commission File Number)	(IRS Employer Identification No.)

100 Hale Street, Newburyport, MA - USA	01950-3504
(Address of Principal Executive Offices)	(Zip Code)

(978) 352-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	UFPT	The NASDAQ Stock Market L.L.C.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2025, AJR Enterprises, LLC, a wholly owned subsidiary of UFP Technologies, Inc., a Delaware corporation (the “Company”) entered into two supply agreements - a new supply agreement (the “March 31 Letter Agreement”) and an amended and restated supply agreement (the “March 26 Letter Agreement”) - with Sage Products, LLC (“Stryker”, and together with the Company, the “Parties”), its second largest customer, securing exclusive manufacturing rights on a significant portion of its recently acquired business through AJR Enterprises.(together, the “Agreements”).

Pursuant to the terms of the March 31 Letter Agreement, among other things, for a 42-month period commencing on January 1, 2026, Stryker has agreed to purchase one hundred percent of its requirements for certain products from the Company on an exclusive basis. The Company has agreed to purchase the necessary equipment to manufacture the products for Stryker on an exclusive basis. Stryker’s requirement to purchase the products from the Company will cease upon the occurrence of certain events as set forth in the agreement, such as failure by the Company to meet applicable regulatory requirements or to comply with Stryker’s quality requirements. The agreement contemplates investments by both Parties and a commitment by the Company to transfer manufacturing over the next two years to the Dominican Republic. Payment terms are as agreed in that certain Supply Agreement between the Parties, dated as of January 1, 2021. Stryker is eligible to receive price reductions as the products transfer.

Pursuant to the terms of the March 26 Letter Agreement, among other things, for an approximately 63-month period, effective as of April 24, 2024, Stryker has agreed to purchase one hundred percent of its requirements for certain products from the Company on an exclusive basis. Stryker’s requirement to purchase the products from the Company will cease upon the occurrence of certain events as set forth in the agreement, such as failure by the Company to meet applicable regulatory requirements or to comply with Stryker’s quality requirements. The agreement contemplates investments by both Parties and a commitment by the Company to transfer manufacturing over the next two years to the Dominican Republic. The Company has agreed to purchase the necessary equipment to manufacture the products for Stryker on an exclusive basis. Payment terms are as agreed in that certain Supply Agreement between the Parties, dated as of January 1, 2021. Stryker is eligible to receive price reductions as the products transfer.

The above description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each Agreement, a copy of the March 31 Letter Agreement filed herewith as Exhibit 10.1 and a copy of the March 26 Letter Agreement filed herewith as Exhibit 10.2, and each are incorporated by reference herein.

Forward-Looking Statements

Certain statements in this current report on Form 8-K may be considered "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. In some cases, the reader can identify forward-looking statements by words such as "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," or similar words. Forward-looking statements relate to expected financial or operating performance and/or future business prospects, events, and plans. Such statements include, but are not limited to: statements regarding the revenue generated pursuant to agreements entered into by us, and other statements regarding the duration, future performance, and effects of agreements entered into by us. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could adversely affect our business and prospects, and otherwise cause actual results to differ materially from those anticipated by such forward-looking statements, or otherwise. These risks include, without limitation: risks relating to our performance and the performance of our counterparties under the agreements we have entered into, the risk that the counterparty will not purchase the expected volume of goods under the agreements because, among other things, the counterparty no longer requires the product at all or to the degree it anticipated, the counterparty’s own performance falters, risks relating to our ability to maintain increased levels of production at profitable levels, if at all, or to continue to increase production rates and risks relating to disruptions and delays in our supply chain or labor force or the move of our production capability to the Dominican Republic. Readers are referred to the documents we file with the SEC, specifically the last report on Form 10-K. The forward-looking statements contained herein speak only of our expectations as of the date of this Form 8-K. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Supplier Letter Agreement between Sage Products, LLC and AJR Enterprises, LLC, dated March 31, 2025.

10.2*	Amended and Restated Supplier Letter Agreement between Sage Products, LLC and AJR Enterprises, LLC, dated March 26, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Pursuant to Item 601(b)(10) of Regulation S-K, certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Further, the schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2025	UFP TECHNOLOGIES, INC.

By: /s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial Officer and Senior Vice President